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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 3, 2005
                                                         -----------------

                          JOS. A. BANK CLOTHIERS, INC.
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            (Exact name of registrant as specified in its character)

               Delaware                            36-3189198
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       (State of Incorporation)         (I.R.S. Employer Identification No.)

        500 Hanover Pike, Hampstead, MD                         21074
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    (Address of principal executive offices)                  (zip code)

                                 (410) 239-2700
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

On February 3, 2005, Jos. A. Bank Clothiers, Inc. issued a press release
(the "Press Release") in which the Company announced, among other things, sales results for January. A copy of the Press Release is attached as Exhibit 99.1.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Jos. A. Bank Clothiers, Inc.
                                           (Registrant)

                                           By:   /s/ Robert N. Wildrick
                                            ------------------------------------
                                           Robert N. Wildrick
                                           Chief Executive Officer and Director



Dated:  February 3, 2005

EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated February 3, 2005